Putnam
Money Market
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9/30/03

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have seen media coverage of market timing allegations involving Putnam Investments. A separate letter has been sent to you detailing the steps being taken by Putnam Investments to address these matters. In addition, the Board of Trustees of The Putnam Funds is conducting an independent investigation of these issues. When that investigation is complete, we will report to you on the steps we are taking to make sure that nothing like this happens in the future. We will, of course, ensure that your fund is fully compensated for any losses resulting from improper trading activity at Putnam. We appreciate your loyalty and want you to know that we intend to restore full confidence in Putnam, an organization that aspires to the highest ethical and business standards.

The balance of this report focuses on the performance of your fund. In the face of a persistently challenging interest-rate environment, Putnam Money Market Fund was able to deliver positive results at net asset value (NAV) for the fiscal year ended September 30, 2003. Though the fund underperformed its benchmark index, class A shares at NAV outperformed the fund's Lipper category average for the period. The details are on the facing page.

When it comes to money market funds, differences in yields are measured in fractions of percentage points. At the same time, the highest standards of quality in the selection of securities must be maintained. In the face of generally declining short-term interest rates, your fund's management team continually works to try to lock in the highest possible rates for the longest possible time, consistent with the fund's strict selection criteria. In the following report, the managers discuss their strategy during the fiscal year just ended and offer their views on prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 19, 2003



Report from Fund Management

Fund highlights

* Putnam Money Market Fund's class A shares had a total return at net asset value of 0.87% for the 12 months ended September 30, 2003.

* The fund underperformed its benchmark, the Merrill Lynch 91-Day
  Treasury Bill Index, which returned 1.32% for the period.

* The fund's returns were in line with the 0.56% average return for Lipper's Money Market Funds category.

* See the Performance Summary beginning on page 7 for complete fund performance and comparative performance.

Performance commentary

Low interest rates proved to be the most decisive factor affecting the performance of money market securities during the fund's fiscal year. With short-term interest rates hovering around 40-year lows for much of the 12 months ended September 30, 2003, it took a sharp, patient eye to locate money-market-eligible securities with the right balance of competitive income, quality, and maturity structure. In spite of the flat-to-declining interest-rate environment, we managed to extend the fund's average days to maturity -- thereby taking advantage of attractive rates for longer periods of time -- while enhancing its diversification mix. This enabled us to keep the fund's performance competitive relative to its Lipper category, but was not enough to enable the fund to match the returns of its benchmark index. As has been our tradition, we strive not to sacrifice quality to capture relatively higher-income securities, which can occur when investors place too high a priority on yield. The fund's broad array of issuers and security types also contributed to its success relative to its Lipper peer group.

FUND PROFILE

By emphasizing high-quality short-term fixed-income securities, Putnam Money Market Fund seeks to protect principal by seeking to maintain a constant $1.00 share price while providing shareholders with easy access to their money. Putnam Money Market Fund may be appropriate for investors seeking current income consistent with capital preservation, stability of principal, and liquidity of assets.


Market overview

During the first half of the fund's fiscal year, disappointing levels of economic growth and increasing tensions with Iraq gave rise to a cautious Federal Reserve Board. As had been the case over the preceding two years, economic and political uncertainty prompted uneasy investors to focus on more predictable, high-quality investments. Money market investments were a prime beneficiary of this more conservative sentiment.

However, in the second half of the fiscal year, investor confidence improved following the surprisingly brief war in Iraq and the announcement of stronger economic data. With optimism returning to the financial markets, investors began to reallocate assets out of shorter-term, money market investments into equities. In addition, the improving economic growth shifted the debate about the Federal Reserve Board's future monetary policy from one of easing (i.e., lowering) to one of tightening (i.e., increasing) short-term interest rates.

The prospect for higher rates caused the yield curve to steepen a bit over the summer months, increasing the difference in yields between shorter-term and longer-term securities. With shorter-term rates moving a bit higher, we took advantage of the situation by extending the fund's average days to maturity. By doing this, we believe we were able to lock in as high a level of income as possible, given our investment objectives.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/03
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index                                1.32%
------------------------------------------------------------------------------
Lipper Money Market Funds category average                              0.56%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.41%
------------------------------------------------------------------------------
Citigroup World Government Bond Index                                  14.39%
------------------------------------------------------------------------------

Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     24.40%
------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              25.14%
------------------------------------------------------------------------------
Russell 2000 Index (small-company stocks)                              36.50%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/03.
------------------------------------------------------------------------------

Strategy overview

With the first half of the fund's fiscal year shrouded in much uncertainty, we believed our best course of action was to position the portfolio to minimize risk. Toward the summer months, our thinking began to change as new data suggested that the Federal Reserve Board might adopt a more neutral outlook or possibly raise interest rates. By August, with the economy looking healthier, the yield curve steepened to reflect investors' anticipation of a Fed tightening, and we decided to institute a blended strategy. We purchased U.S. government agency notes with maturities out to one year. By investing in these agency notes, which are money-market-eligible securities, we were able to extend the fund's average days to maturity. At the same time, to effectively manage interest-rate risk, we balanced these purchases with shorter-term money market securities from both U.S. and foreign issuers. From March 30, the midpoint of the fund's fiscal year, to September 30, the average days to maturity climbed from 59 days to 72 days. We achieved this extension primarily through the purchase of U.S. government agency obligations, which climbed from 6.8% of the fund's market value to 17.2% by September 30.

[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                                 as of 3/31/03                 as of 9/30/03

Domestic money
market instruments
(exclusive of U.S.
government obligations)              54.8%                          45.0%

Foreign money
market instruments                   35.9%                          37.8%

U.S. government
obligations                           6.8%                          17.2%

Repurchase agreements                 2.5%                           0.0%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How sector allocations affected performance

In the flat-to-declining interest-rate environment, which characterized your fund's fiscal year, issuers have taken advantage of their ability to issue short-term, low-interest-rate debt. Investors benefit from this situation, because a larger supply of money market issuance can provide increased investment opportunities for your fund. One area of the money market universe where issuance increased considerably during the last half of your fund's fiscal year was the U.S. government obligations market. The Federal National Mortgage Association (FNMA) and the Federal Home Loan Bank (FHLB) increased their issuance of U.S. government agency notes to meet the mortgage demand created by the ongoing refinancing boom.

On the other hand, we continued to see a contraction of issuance in the U.S. commercial paper market as a result of companies' preference to avoid spending or investing during a slow economic period. Furthermore, with interest rates so low across all fixed-income markets, many businesses found it advantageous to issue intermediate-term bonds at current rates rather than repeatedly issuing short-term debt and assuming the risk of higher interest rates each time they came to market with a new commercial paper issuance. We are pleased to see that many of the credit issues that plagued this sector before the fiscal year began appear to have been resolved and, in our opinion, prospects for this market have improved considerably.

Asset-backed commercial paper, which represents 55% of the total commercial paper market, comprises the largest component of the fund's domestic commercial paper exposure. These instruments, which we believe are relatively low risk, are investments backed by portfolios of highly diversified assets. The diversification of the supporting assets, coupled with additional structural protection, such as credit support from highly rated banks, makes these securities, in our opinion, attractive, high-quality investments.


-----------------------------------------------------------------------
PERFORMANCE COMPARISONS (9/30/03)
-----------------------------------------------------------------------
                                                        Current return*
-----------------------------------------------------------------------
Passbook savings account                                    0.30%
-----------------------------------------------------------------------
Taxable money market fund 7-day yield                       0.52
-----------------------------------------------------------------------
3-month certificate of deposit                              1.08
-----------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
-----------------------------------------------------------------------
Class A                                                     0.60
-----------------------------------------------------------------------
Class B                                                     0.11
-----------------------------------------------------------------------
Class C                                                     0.11
-----------------------------------------------------------------------
Class M                                                     0.45
-----------------------------------------------------------------------
Class R                                                     0.10
-----------------------------------------------------------------------
Class T                                                     0.37
-----------------------------------------------------------------------

  The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on passbook savings and on bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: FleetBoston (passbook savings), Federal Reserve Board of Governors (3-month CDs), and imoneynet's Money Fund Report (taxable money market fund compound 7-day yield).

Amstel Funding Corporation, Park Granada and Eureka Securitization rank among the fund's largest issuers in this sector.

The fund's exposure to foreign money market instruments remained relatively consistent throughout the fiscal year. ING NV and Nordea PLC, two of the fund's larger issuers, are European financial institutions that control significant market share in their respective home markets. We believe both are well diversified, which has helped them maintain their solid financial strength during difficult markets.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Fixed-Income Money Market Team. The members of the team are Joanne Driscoll (Portfolio Leader), Jonathan Topper (Portfolio Member), Kevin Cronin, and Joyce Dragone.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As the new fiscal year begins, we are comfortable with the fund's average days to maturity and do not anticipate extending it further at this time. We think this level is prudent during what we see as a transition period. We believe interest rates are likely to fluctuate at current levels, until economic or geopolitical events dictate a more decisive direction up or down. We expect to continue to ladder the portfolio, that is, to spread assets relatively evenly across different maturities in order to reduce risk.

Just as we have witnessed a flight-to-quality mentality among investors during periods of uncertainty, we've seen investors lower their quality standards in an effort to capture higher-yielding -- and lower-rated -- money market securities as economic conditions improve. Even as the economy strengthens, we think this strategy is a dangerous tradeoff for money market funds that seek to maintain a constant $1.00 share price. As we search for money-market-eligible securities with attractive income, we expect to keep our commitment to quality.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended September 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return will fluctuate. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------------------------------------
                   Class A        Class B              Class C           Class M    Class R    Class T
(inception dates) (10/1/76)      (4/27/92)             (2/1/99)         (12/8/94)  (1/21/03) (12/31/01)
-------------------------------------------------------------------------------------------------------
                    NAV        NAV       CDSC        NAV       CDSC        NAV        NAV        NAV
-------------------------------------------------------------------------------------------------------
1 year             0.87%      0.37%     -4.63%      0.37%     -0.63%      0.72%      0.47%      0.62%
-------------------------------------------------------------------------------------------------------
5 years           19.53      16.58      14.58      16.68      16.68      18.67      16.70      18.10
Annual average     3.63       3.12       2.76       3.13       3.13       3.48       3.14       3.38
-------------------------------------------------------------------------------------------------------
10 years          51.45      44.02      44.02      44.15      44.15      49.23      44.20      47.85
Annual average     4.24       3.72       3.72       3.72       3.72       4.08       3.73       3.99
-------------------------------------------------------------------------------------------------------
Annual average
(life of fund)     6.69       6.16       6.16       6.17       6.17       6.53       6.15       6.43
-------------------------------------------------------------------------------------------------------
Current return
(end of period)
-------------------------------------------------------------------------------------------------------
Current
7-day yield*       0.60            0.11                   0.11            0.45       0.10       0.37
-------------------------------------------------------------------------------------------------------
Current
30-day yield*      0.60            0.11                   0.11            0.45       0.10       0.35
-------------------------------------------------------------------------------------------------------


  Performance assumes reinvestment of distributions. None of the share classes carry an initial sales charge. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares have no initial sales charge or CDSC. Performance for B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher or lower operating expenses for such shares.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/03
-------------------------------------------------------------------------------
                                            Merrill Lynch        Lipper Money
                                                   91-Day        Market Funds
                                                 Treasury            category
                                               Bill Index            average*
-------------------------------------------------------------------------------
1 year                                               1.32%               0.56%
-------------------------------------------------------------------------------
5 years                                             20.71               17.24
Annual average                                       3.84                3.23
-------------------------------------------------------------------------------
10 years                                            55.13               48.21
Annual average                                       4.49                4.01
-------------------------------------------------------------------------------
Annual average
(life of fund)                                         --+               6.69
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/03, there were 400, 280, and 160 funds, respectively, in this Lipper category.

+ Inception date of index was 12/31/77, after the fund's inception.


-----------------------------------------------------------------------------------
DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/03
-----------------------------------------------------------------------------------
                  Class A    Class B     Class C    Class M    Class R     Class T
-----------------------------------------------------------------------------------
Distributions
(number)            12         12          12         12          9          12
-----------------------------------------------------------------------------------
Income          $0.008662  $0.003673   $0.003677  $0.007162   $0.002520   $0.006151
-----------------------------------------------------------------------------------
Total           $0.008662  $0.003673   $0.003677  $0.007162   $0.002520   $0.006151
-----------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund's class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds. The fund's holdings do not match those in the Lipper average.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the largest 1000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2003, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2003



The fund's portfolio
September 30, 2003

Commercial paper (60.2%) (a)                         Maturity
Principal amount                                     date                 Value

Domestic (35.2%) (a)
-------------------------------------------------------------------------------
   $123,500,00 Amstel Funding Corp. 1.04s            12/12/03      $123,239,552
    54,841,000 Amstel Funding Corp. 1.05s            10/31/03        54,791,415
    35,000,000 Amstel Funding Corp. 1.06s            10/2/03         34,997,939
    42,000,000 Amstel Funding Corp. 1.09s            12/8/03         41,912,255
    25,000,000 Banc One Australia, Ltd. 1.08s        12/16/03        24,942,250
    40,000,000 CAFCO, LLC. 1.06s                     10/24/03        39,971,733
    75,000,000 CAFCO, LLC. 1.07s                     10/28/03        74,937,583
    30,000,000 CIT Group, Inc. 1.08s                 10/16/03        29,985,600
    54,000,000 CIT Group, Inc. 1.09s                 10/1/03         53,998,365
    75,000,000 Citicorp 1.06s                        11/21/03        74,885,167
    40,000,000 Citicorp 1.06s                        10/21/03        39,975,267
    59,000,000 CRC Funding, LLC 1.10s                11/18/03        58,911,664
    40,000,000 Eureka Securitization, Inc. 1.06s     11/6/03         39,956,422
    45,000,000 Eureka Securitization, Inc. 1.07s     10/8/03         44,989,300
    45,000,000 Eureka Securitization, Inc. 1.08s     10/24/03        44,967,600
    50,000,000 Eureka Securitization, Inc. 1.09s     11/18/03        49,925,819
    50,000,000 Eureka Securitization, Inc. 1.09s     11/17/03        49,927,333
    55,000,000 GE Capital International Funding
               1.05s                                 10/15/03        54,975,938
    50,000,000 GE Capital International Funding
               1.06s                                 11/19/03        49,926,389
    50,000,000 GE Capital International Funding
               1.09s                                 12/17/03        49,881,917
    61,000,000 GE Capital International Funding
               1.13s                                 10/22/03        60,957,876
    49,000,000 Goldman Sachs Group, Inc. 1.3s        11/25/03        48,900,911
    66,000,000 Goldman Sachs Group, Inc. 1.3s        11/12/03        65,897,517
    36,000,000 Jupiter Securitization Corp. 1.08s    10/27/03        35,970,840
    50,000,000 Morgan Stanley Dean Witter & Co.
               1.07s                                 11/7/03         49,943,528
    87,000,000 NATC California, LLC (Chase
               Manhattan  Bank Letter of Credit
               (LOC)) 1.04s                          10/20/03        86,949,733
    39,700,000 Park Avenue Receivables Corp. 1.11s   10/6/03         39,692,655
    43,000,000 Park Granada, LLC 1.08s               11/18/03        42,936,790
    30,000,000 Park Granada, LLC 1.09s               11/24/03        29,950,042
    40,116,000 Park Granada, LLC 1.10s               12/22/03        40,014,261
    35,000,000 Park Granada, LLC 1.10s               12/19/03        34,914,444
    25,000,000 Park Granada, LLC 1.10s               11/26/03        24,956,458
    65,000,000 Park Granada, LLC 1.11s               12/18/03        64,841,671
    38,292,000 Preferred Receivables Funding Corp.
               1.06s                                 10/23/03        38,266,068
    45,000,000 Receivables Capital Corp. 1.085s      11/17/03        44,934,900
    36,780,000 Sheffield Receivables Corp 1.06s      10/6/03         36,773,502
    18,660,000 Sheffield Receivables Corp. 1.07s     10/23/03        18,647,244
    18,750,000 Sheffield Receivables Corp. 1.07s     10/10/03        18,744,427
    54,500,000 Sheffield Receivables Corp. 1.104s    2/25/04         54,500,000
    58,331,000 Ventures Business Trust 1.12s         10/1/03         58,329,185
    55,000,000 Yorktown Capital, LLC 1.06s           10/20/03        54,967,611
    74,358,000 Yorktown Capital, LLC 1.12s           10/1/03         74,355,687
                                                                 --------------
                                                                  2,062,544,858

Foreign (25.0%) (a)
-------------------------------------------------------------------------------
    45,000,000 Aegon Funding Corp. 1.07s
               (Netherlands)                         10/27/03        44,963,887
    48,000,000 Atlantis One Funding Corp. 1.12s
               (Netherlands)                         3/25/04         47,735,680
    60,000,000 Atlantis One Funding Corp. 1.12s
               (Netherlands)                         3/15/04         59,688,267
    45,000,000 Atlantis One Funding Corp. 1.15s
               (Netherlands)                         11/13/03        44,936,750
    44,600,000 Atlantis One Funding Corp. 1.26s
               (Netherlands)                         10/16/03        44,575,024
    23,100,000 Banco Continental de Panama SA
               (Credit Lyonnais (LOC)) 1.05s
               (France)                              10/7/03         23,095,284
     5,000,000 Banco Continental de Panama SA
               (Credit Lyonnais (LOC)) 1.07s
               (France)                              12/22/03         4,987,665
    20,000,000 Banco Continental de Panama SA
               (Credit Lyonnais (LOC)) 1.13s
               (France)                              3/2/04          19,903,322
   180,000,000 CBA Delaware Finance 1.13s
               (Australia)                           10/1/03        179,994,350
    25,000,000 COFCO Capital Corp. (Rabobank
               Nederland (LOC)) 1.10s (Netherlands)  11/25/03        24,957,222
    29,000,000 Den Norske Bank 1.08s (Norway)        11/19/03        28,951,689
    43,000,000 Den Norske Bank 1.28s (Norway)        11/19/03        42,928,367
    49,000,000 HBOS Treasury Services PLC 1.035s
               (United Kingdom)                      10/3/03         48,995,774
    46,000,000 HBOS Treasury Services PLC 1.07s
               (United Kingdom)                      10/23/03        45,968,554
    38,290,000 HBOS Treasury Services PLC 1.09s
               (United Kingdom)                      11/4/03         38,249,423
    67,000,000 LaSalle Bank Corp. 1.07s
               (Netherlands)                         11/10/03        67,000,000
    62,500,000 Nordea North America, Inc. 1.05s
               (Sweden)                              10/17/03        62,469,010
    53,800,000 Nordea North America, Inc. 1.08s
               (Sweden)                              10/14/03        53,777,404
    25,000,000 Scotiabanc, Inc. 1.04s (Canada)       10/9/03         24,993,500
    21,342,000 Shell Finance PLC 1.05s (United
               Kingdom)                              10/21/03        21,328,928
    59,000,000 Spintab AB 1.09s (Sweden)             12/30/03        58,837,439
    67,000,000 Stadshypotek Delaware, Inc. 1.06s
               (Sweden)                              10/29/03        66,942,789
    50,000,000 Toronto Dominion Holdings 1.045s
               (Canada)                              11/20/03        49,925,979
    67,000,000 Toyota Motor Credit Corp. 1.06s
               (Japan)                               10/31/03        66,938,844
    50,000,000 Transamerica Finance Corp. 1.07s
               (Netherlands)                         11/12/03        49,936,097
    43,000,000 Transamerica Finance Corp. 1.08s
               (Netherlands)                         10/29/03        42,962,590
    67,000,000 WestLB AG 1.08s (Germany)             11/3/03         66,931,660
    50,000,000 WestLB AG 1.13s (Germany)             3/17/04         49,734,764
    81,000,000 Westpac Trust Securities NZ, Ltd.
               1.06s (Australia)                     12/29/03        80,785,350
                                                                 --------------
                                                                  1,462,495,612
                                                                 --------------
               Total Commercial paper
               (cost $3,525,040,470)                             $3,525,040,470

U.S. government and agency obligations (17.5%) (a)   Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $67,000,000 Federal Home Loan Bank bonds 1.5s     9/3/04         $67,000,000
    65,000,000 Federal Home Loan Bank bonds
               Ser. LU04 1.42s                       4/21/04         65,000,000
    90,000,000 Federal Home Loan Mortgage Corp.
               1.01s                                 10/30/03        89,924,250
    44,000,000 Federal Home Loan Mortgage Corp.
               1.03s                                 11/14/03        43,943,350
    25,000,000 Federal Home Loan Mortgage Corp.
               1.04s                                 10/10/03        24,992,778
    44,000,000 Federal Home Loan Mortgage Corp.
               1.045s                                12/31/03        43,882,496
    44,000,000 Federal Home Loan Mortgage Corp.
               1.08s                                 11/13/03        43,941,920
    50,000,000 Federal Home Loan Mortgage Corp.
               1.23s                                 5/20/04         49,601,958
    50,000,000 Federal Home Loan Mortgage Corp.
               1.24s                                 6/15/04         49,553,944
    40,000,000 Federal Home Loan Mortgage Corp.
               1.255s                                12/12/03        39,898,206
    50,000,000 Federal Home Loan Mortgage Corp.
               notes 1.25s                           8/27/04         50,000,000
    89,500,000 Federal National Mortgage
               Association 1.04s                     10/17/03        89,456,046
    28,003,000 Federal National Mortgage
               Association 1.15s                     2/18/04         27,876,870
    47,000,000 Federal National Mortgage
               Association 1.275s                    12/31/03        46,846,568
    44,000,000 Federal National Mortgage
               Association 1.28s                     12/31/03        43,856,361
    45,000,000 Federal National Mortgage
               Association notes 1.35s               10/22/04        45,000,000
    50,000,000 Federal National Mortgage
               Association notes 1.36s               9/10/04         50,000,000
    57,000,000 Federal National Mortgage
               Association notes 1.45s               9/14/04         57,000,000
    45,000,000 Federal National Mortgage
               Association notes 1.5s                9/21/04         45,000,000
    49,000,000 Federal National Mortgage
               Association notes 1.55s               10/1/04         49,000,000
                                                                 --------------
               Total U.S. Government and Agency
               Obligations  (cost $1,021,774,747)                $1,021,774,747

Certificates of deposit (13.4%) (a)                  Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $75,000,000 Banque Nationale de Paris 1.08s
               Canada (France)                       12/15/03       $74,992,002
    49,000,000 Barclays Bank PLC 1.37s (United
               Kingdom)                              8/5/04          49,000,000
    20,000,000 Canadian Imperial Bank of Commerce
               1.042s (Canada)                       11/28/03        19,999,593
    50,000,000 Canadian Imperial Bank of Commerce
               1.06s (Canada)                        11/14/03        50,000,000
    66,000,000 Canadian Imperial Bank of Commerce
               1.079s (Canada)                       6/7/04          65,986,754
    50,000,000 Canadian Imperial Bank of Commerce
               1.358s (Canada)                       9/13/04         49,996,685
    66,000,000 Credit Agricole Indosuez, NY 1.074s
               (France)                              6/7/04          65,986,754
    44,000,000 ING Bank NV 1.045s (Netherlands)      12/23/03        44,000,000
    67,000,000 ING Bank NV 1.05s (Netherlands)       10/14/03        67,000,000
    65,000,000 ING Bank NV 1.05s (Netherlands)       10/2/03         65,000,000
    25,000,000 Nordea Bank Finland PLC 1.335s
               (Sweden)                              10/30/03        24,999,586
    45,000,000 Societe Generale 1.4s (France)        8/5/04          45,000,000
    67,000,000 State Street Bank & Trust Co. 1.24s   8/18/04         67,000,000
    44,000,000 Wells Fargo Bank NA 1.07s             10/9/03         44,000,000
    50,000,000 Wells Fargo Bank NA 1.07s             10/8/03         50,000,000
                                                                 --------------
               Total Certificates of deposit
               (cost $782,961,374)                                 $782,961,374

Corporate bonds and notes (7.3%) (a)                 Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $71,000,000 HSBC USA, Inc. sr. notes FRN 1.29s    9/24/04        $71,122,279
    69,000,000 ING Verzekeringen NV FRN 1.29s
               (Netherlands)                         4/15/04         69,000,000
    27,380,000 Merrill Lynch & Co., Inc. FRN
               Ser. MTNB, 1.43s                      5/21/04         27,438,028
    29,000,000 Morgan Stanley Dean Witter & Co. FRN
               Ser. MTNC 1.43s                       5/14/04         29,060,034
    65,000,000 National City Bank of Indiana FRN
               1.09s                                 12/15/03        64,993,500
    84,500,000 Nordbanken AB FRN 1.16s (Sweden)      2/19/04         84,521,091
    56,000,000 U.S. Bank N.A. FRN 1.07s              11/24/03        55,999,090
    25,000,000 U.S. Bank N.A. North Dakota FRN
               1.456s                                12/8/03         25,019,221
                                                                 --------------
               Total Corporate bonds and notes
               (cost $427,153,243)                                 $427,153,243

Promissory notes (2.0%) (a)                          Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $25,000,000 Goldman Sachs Group, Inc.
               1.115s (acquired 9/30/03, cost
               $25,000,000) (RES)                    11/20/03       $25,000,000
    39,000,000 Goldman Sachs Group, Inc.
               1.17s (acquired 9/30/03, cost
               $39,000,000) (RES)                    1/30/04         39,000,000
    54,000,000 Goldman Sachs Group, Inc.
               1.285s (acquired 9/30/03, cost
               $54,000,000) (RES)                    10/10/03        54,000,000
                                                                 --------------
               Total Promissory Notes
               (cost $118,000,000)                                 $118,000,000

Time deposits (0.9%) (a) (cost $50,000,000)          Maturity
Principal amount                                     date                 Value
-------------------------------------------------------------------------------
   $50,000,000 HBOS Treasury Services 1.09s          12/12/03       $50,000,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $5,924,929,834)                             $5,924,929,834
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $5,852,081,322.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2003 was $118,000,000, or 2.0% of net assets.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates shown at September 30, 2003.


      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2003:
      (as a percentage of Market Value)

            Australia                                       4.4%
            Canada                                          4.4
            France                                          4.0
            Germany                                         2.0
            Japan                                           1.1
            Netherlands                                    11.4
            Norway                                          1.2
            Sweden                                          5.9
            United Kingdom                                  3.4
            United States                                  62.2
                                                          -----
            Total                                         100.0%

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
September 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)          $5,924,929,834
-------------------------------------------------------------------------------
Cash                                                                  188,086
-------------------------------------------------------------------------------
Interest and other receivables                                      3,009,262
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             39,224,278
-------------------------------------------------------------------------------
Total assets                                                    5,967,351,460

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   39,000,000
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         68,977,823
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,704,137
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,669,819
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                171,599
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,923
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                458,368
-------------------------------------------------------------------------------
Other accrued expenses                                                285,469
-------------------------------------------------------------------------------
Total liabilities                                                 115,270,138
-------------------------------------------------------------------------------
Net assets                                                     $5,852,081,322

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $5,851,919,457
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                 161,865
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $5,852,081,322

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class A share ($4,745,555,438 divided by 4,745,391,731
shares)*                                                                $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($874,068,897 divided by 874,069,696 shares)**                          $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($61,755,309 divided by 61,755,244 shares)**                            $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class M share ($74,921,395 divided by 74,924,558 shares)*               $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,003 divided by 1,003 shares)*                         $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption per class T
share ($95,779,280 divided by 95,777,225 shares)*                       $1.00
-------------------------------------------------------------------------------

 * Offered at net asset value.

** Class B and class C shares are available only by exchange of class B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less an applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2003

Interest income:                                                  $90,706,075
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   20,060,191
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     11,390,777
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            109,089
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       41,845
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,392,188
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 284,671
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 130,606
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Distribution fees -- Class T (Note 2)                                 138,134
-------------------------------------------------------------------------------
Other                                                               2,352,952
-------------------------------------------------------------------------------
Total expenses                                                     39,900,456
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (327,608)
-------------------------------------------------------------------------------
Net expenses                                                       39,572,848
-------------------------------------------------------------------------------
Net investment income                                              51,133,227
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                      161,865
-------------------------------------------------------------------------------
Net gain on investments                                               161,865
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $51,295,092
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended September 30
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $51,133,227     $102,049,714
-------------------------------------------------------------------------------
Net realized gain on investments                     161,865               --
Net increase in net assets resulting from
operations                                        51,295,092      102,049,714
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
-------------------------------------------------------------------------------
    Class A                                      (45,737,713)     (87,229,262)
-------------------------------------------------------------------------------
    Class B                                       (4,239,307)     (12,239,608)
-------------------------------------------------------------------------------
    Class C                                         (220,931)        (854,060)
-------------------------------------------------------------------------------
    Class M                                         (648,250)      (1,674,176)
-------------------------------------------------------------------------------
    Class R                                               (3)              --
-------------------------------------------------------------------------------
    Class T                                         (287,023)         (52,608)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                         (1,051,366,625)     313,838,888
-------------------------------------------------------------------------------
Total increase (decrease) in net assets       (1,051,204,760)     313,838,888

Net assets
-------------------------------------------------------------------------------
Beginning of year                              6,903,286,082    6,589,447,194
-------------------------------------------------------------------------------
End of year                                   $5,852,081,322   $6,903,286,082
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .0087           .0166           .0493           .0564           .0478
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                              -- (c)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0087           .0166           .0493           .0564           .0478
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0087)         (.0166)         (.0493)         (.0564)         (.0478)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.0087)         (.0166)         (.0493)         (.0564)         (.0478)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                    .87            1.67            5.04            5.79            4.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $4,745,555      $5,512,532      $5,215,127      $3,780,309      $3,691,475
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .52             .50             .50             .49             .48
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .88            1.68            4.77            5.69            4.73
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .0037           .0116           .0443           .0513           .0429
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                              -- (c)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0037           .0116           .0443           .0513           .0429
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0037)         (.0116)         (.0443)         (.0513)         (.0429)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.0037)         (.0116)         (.0443)         (.0513)         (.0429)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                    .37            1.16            4.52            5.25            4.37
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $874,069      $1,193,459      $1,162,039        $649,826      $1,041,452
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.02            1.00            1.00             .99             .98
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .39            1.19            4.26            5.13            4.24
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                February 1, 1999+
Per-share                                                                 Year ended September 30                to September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .0037           .0116           .0444           .0513           .0284
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                              -- (c)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0037           .0116           .0444           .0513           .0284
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0037)         (.0116)         (.0444)         (.0513)         (.0284)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.0037)         (.0116)         (.0444)         (.0513)         (.0284)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                    .37            1.17            4.53            5.26            2.87*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $61,755         $79,227         $90,226         $52,872         $17,091
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                   1.02            1.00            1.00             .99             .65*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .38            1.20            4.32            5.34            2.83*
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended September 30
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      .0072           .0151           .0478           .0551           .0463
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                              -- (c)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                      .0072           .0151           .0478           .0551           .0463
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                         (.0072)         (.0151)         (.0478)         (.0551)         (.0463)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.0072)         (.0151)         (.0478)         (.0551)         (.0463)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $1.00           $1.00           $1.00           $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                    .72            1.52            4.89            5.65            4.73
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $74,921        $105,938        $122,055        $114,458        $136,134
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                    .67             .65             .65             .64             .63
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                    .74            1.55            4.70            5.51            4.58
---------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  For the period
                                                                                                                January 21, 2003+
Per-share                                                                                                        to September 30
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                      .0025
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                                              --(c)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                      .0025
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                                         (.0025)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                       (.0025)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                                                                                    .25*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                                    .71*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                    .25*
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS T
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                            Year          period
                                                                                                           ended   Dec. 31, 2001+
Per-share                                                                                               Sept. 30     to Sept. 30
operating performance                                                                                       2003            2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                        $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      .0062           .0092
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                              --(c)            --
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                      .0062           .0092
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                         (.0062)         (.0092)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                       (.0062)         (.0092)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                              $1.00           $1.00
---------------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                                                                    .62             .93*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                           $95,779         $12,130
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                                    .77             .56*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                    .52             .88*
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.0001 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2003

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a rate of current income consistent with preservation of capital and maintenance of liquidity. The fund pursues its objective by investing in a portfolio of high-quality short-term obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, personal credit and business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. The fund began offering class R shares on January 21, 2003. Each class of shares is sold without a front-end sales charge. Class B and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchased by systematic investment plans. Class B shares, which convert to class A shares after approximately eight years, pay a higher ongoing distribution fee than class A (which does not have an approved distribution fee), class M and class T shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B and class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class M and class T shares pay an ongoing distribution fee that is higher than class A shares but lower than class B, class C and class R shares and are not subject to a contingent deferred sales charge. Class R shares pay an ongoing distribution fee that is higher than class A, class M and class T shares. Class R shares are offered to qualified employee-benefit plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest is recorded on the accrual basis.
Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a financial reporting and tax basis is the same.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders. Distributions of realized gains, if any, are paid at least annually.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million and 0.30% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2003, the fund's expenses were reduced by $327,608 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,268 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $5,762,395 and $58,748 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on redemptions of class A and class T shares, and 0.15% for class M shares may be assessed on certain redemptions. For the year ended September 30, 2003, Putnam Retail Management, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares acquired through an exchange from another fund.

Note 3
Purchases and sales of securities

During the year ended September 30, 2003, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $88,546,223,837 and $89,585,624,821, respectively.

Note 4
Capital shares

At September 30, 2003, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                    Year ended        Year ended
                                  September 30,     September 30,
                                          2003              2002
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Shares sold                      4,838,754,924     9,387,236,895
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    44,288,887        84,364,207
----------------------------------------------------------------
                                 4,883,043,811     9,471,601,102

Shares repurchased              (5,650,184,351)   (9,174,195,954)
----------------------------------------------------------------
Net increase
(decrease)                        (767,140,540)      297,405,148
----------------------------------------------------------------

                                    Year ended        Year ended
                                  September 30,     September 30,
                                          2003              2002
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Shares sold                        744,531,708     1,483,572,641
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,895,813        11,157,218
----------------------------------------------------------------
                                   748,427,521     1,494,729,859

Shares repurchased              (1,067,816,748)   (1,463,309,443)
----------------------------------------------------------------
Net increase
(decrease)                        (319,389,227)       31,420,416
----------------------------------------------------------------

                                    Year ended        Year ended
                                  September 30,     September 30,
                                          2003              2002
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Shares sold                        188,630,840       587,433,756
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       203,687           776,797
----------------------------------------------------------------
                                   188,834,527       588,210,553

Shares repurchased                (206,305,804)     (599,210,265)
----------------------------------------------------------------
Net decrease                       (17,471,277)      (10,999,712)
----------------------------------------------------------------

                                    Year ended        Year ended
                                  September 30,     September 30,
                                          2003              2002
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Shares sold                         88,896,695       433,265,530
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       616,202         1,570,131
----------------------------------------------------------------
                                    89,512,897       434,835,661

Shares repurchased                (120,526,766)     (450,952,565)
----------------------------------------------------------------
Net decrease                       (31,013,869)      (16,116,904)
----------------------------------------------------------------

                                 For the period January 21, 2003
                                 (commencement of operations) to
                                              September 30, 2003
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Shares sold                                                1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                                               3
----------------------------------------------------------------
                                                           1,003

Shares repurchased                                            --
----------------------------------------------------------------
Net increase                                               1,003
----------------------------------------------------------------

                                                  For the period
                                                   Dec. 31, 2001
                                    Year ended     (commencement
                                     Sept. 30, of operations) to
                                          2003    Sept. 30, 2002
----------------------------------------------------------------
Class T
----------------------------------------------------------------
Shares sold                        119,422,469        22,566,017
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       277,295            52,538
----------------------------------------------------------------
                                   119,699,764        22,618,555

Shares repurchased                 (36,052,479)      (10,488,615)
----------------------------------------------------------------
Net increase                        83,647,285        12,129,940
----------------------------------------------------------------

At September 30, 2003, Putnam, LLC owned 1,003 class R shares of the fund (100% of class R shares outstanding), valued at $1,003.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by certain investment professionals. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings that it willfully violated provisions of the securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings initiated by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. The SEC's and Commonwealth's allegations also serve as the general basis for numerous lawsuits, including purported class action lawsuits, filed against Putnam Management and certain related parties, including certain open-end Putnam funds. Putnam Management has agreed to bear any reasonable legal costs incurred by the Putnam funds in connection with defending these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending actions will have a material adverse financial impact on the fund is remote, and that the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's trading policies and controls. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.


---------------------------------------------------------------------

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.


Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.


Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.


Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.


John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.


Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.


W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.


W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.


A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of September 30, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund +
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109


PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

May Lose Value     Not FDIC Insured     No Bank Guarantee

AN039-203390  010/879/2LY/534/210/2XR  11/03



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 25, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: November 25, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: November 25, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 25, 2003